UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareowners to Be Held on April 28, 2014.
UNITED TECHNOLOGIES CORPORATION
UNITED TECHNOLOGIES
UNITED TECHNOLOGIES CORPORATION
ONE FINANCIAL PLAZA
HARTFORD, CT 06103
Meeting Information
Meeting Type: Annual Meeting
For shareowners as of: March 3, 2014
Date: April 28, 2014
Time: 2:00 p.m. EDT
Location: The Ballroom at The Ritz-Carlton, Charlotte
201 East Trade Street
Charlotte, North Carolina 28202
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
M66163-P46529-Z62321

- Before You Vote -
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2014 to facilitate timely delivery.
- How To Vote -
Please Choose One of the Following Voting Methods
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote In Person: Many Shareowner meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
M66164-P46529-Z62321

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE <u>FOR</u> EACH OF THE FOLLOWING NOMINEES AND <u>FOR</u> PROPOSALS 2, 3 AND 4.

1. Election of Directors

   1a. Louis R. Chênevert

   1b. John V. Faraci

   1c. Jean-Pierre Garnier

   1d. Jamie S. Gorelick

   1e. Edward A. Kangas

   1f. Ellen J. Kullman

   1g. Marshall O. Larsen

   1h. Harold McGraw III

   1i. Richard B. Myers

   1j. H. Patrick Swygert

   1k. André Villeneuve

   1l. Christine Todd Whitman

2. Appointment of PricewaterhouseCoopers LLP as Independent Auditor for 2014

3. Approve an amendment and restatement of the 2005 Long-Term Incentive Plan, including approval of additional shares for future awards

4. Advisory vote to approve the compensation of our named executive officers

M66165-P46529-262321

M66166-P46529-Z62321

Dear UBS Account Holder,

The following communication from United Technologies Corporation (“UTC”) is being provided to you at the request of UTC. Please be advised that the information and recommendations provided below are from UTC alone, and UBS Financial Services Inc. (“UBS”) expressly disclaims any and all responsibility and/or liability for the information and recommendations provided. UBS makes no representation concerning the accuracy or completeness of the information provided and takes no position with respect to the advisability of the recommendations made. Any questions or concerns should be addressed to UTC management.

United Technologies Corporation

Annual Meeting of Shareowners

April 28, 2014 at 2:00 p.m. EDT

Dear Fellow Shareowner,

The 2014 Annual Meeting of UTC Shareowners will be held on April 28, 2014.

YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO SUBMIT VOTING INSTRUCTIONS FOR YOUR SHARES OF UTC COMMON STOCK HELD THROUGH UBS AS SOON AS POSSIBLE.

The Board of Directors recommends that you vote FOR the election of each of the nominees for director and FOR Proposals 2, 3 and 4.

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

FURTHER INFORMATION CONCERNING THE FOLLOWING PROPOSALS IS INCLUDED IN UTC’S 2014 PROXY STATEMENT:

Proposal 1 - Election of Directors, Nominees:

01 Louis R. Chênevert

02 John V. Faraci

03 Jean-Pierre Garnier

04 Jamie S. Gorelick

05 Edward A. Kangas

06 Ellen J. Kullman

07 Marshall O. Larsen

08 Harold McGraw III

09 Richard B. Myers

10 H. Patrick Swygert

11 André Villeneuve

12 Christine Todd Whitman

Proposal 2 - Appointment of the Firm of PricewaterhouseCoopers LLP as Independent Auditor for 2014

Proposal 3 – Approve an amendment and restatement of the 2005 Long-Term incentive Plan, including approval of additional shares available for future awards

Proposal 4 - Advisory Vote to Approve the Compensation of Named Executive Officers

We urge you to carefully review the additional information concerning these proposals that is provided in your Proxy Statement.

This reminder to vote has been sent in connection with your shares of UTC Common Stock held through UBS. If you also hold shares of UTC Common Stock through another account, you should receive a separate communication from the firm administering those holdings that explains how to vote those shares. For shares held through a bank or through another broker, shares registered directly in your name or shares held through the UTC Savings Plan, you should receive communications from Broadridge Financial Solutions, Inc.

UTC is a great company and we are well-positioned for continued success in the future. UTC’s past performance and bright future reflects the dedication and hard work of our talented employees. I would like to thank you for your own part in UTC’s success.

Louis R. Chênevert

Chairman & Chief Executive Officer

This message has been forwarded to you by Broadridge Financial Services, Inc., on behalf of UBS and at the request of UTC management, in connection with your holdings of UTC Common Stock through your account with UBS.

The UTC Annual Report for 2013 and the Proxy Statement for the 2014 Annual Meeting of Shareowners are available at the following link:

www.proxyvote.com

Broadridge will receive and tabulate voting instructions and act as independent Inspectors of Election. VOTING IS CONFIDENTIAL, AS DESCRIBED IN UTC’S PROXY STATEMENT. TO SUBMIT YOUR VOTING INSTRUCTIONS FOR SHARES OF UTC COMMON STOCK HELD THROUGH UBS, PLEASE VISIT THE SECURE AND CONFIDENTIAL ONLINE VOTING SITE AT WWW.PROXYVOTE.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS. YOU WILL NEED YOUR CONFIDENTIAL VOTING CONTROL NUMBER PROVIDED ABOVE TO SUBMIT YOUR VOTING INSTRUCTIONS FOR YOUR SHARES OF UTC COMMON STOCK HELD THROUGH YOUR BROKER.

USING YOUR VOTING CONTROL NUMBER DETAILS PROVIDED ABOVE, YOU CAN ALSO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTIONS BY TELEPHONE BY CALLING 1-800-474-7485.

Questions? For additional assistance regarding your account or submitting voting instructions for your shares, please visit https://www.ubs.com/usingonlineservices where you will find useful FAQs, phone numbers and our contact information.

Please visit our website at

http://financialservicesinc.ubs.com/wealth/E-maildisclaimer.html for important disclosures and information about our e-mail policies. For your protection, please do not transmit orders or instructions by e-mail or include account numbers, Social Security numbers, credit card numbers, passwords, or other personal information.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.